                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      7
DESCRIPTION OF THE PORTFOLIO................................      8
    Investment Objectives and Principal Policies............      8
    Description of Additional Investment Practices..........      9
    Additional Risk Considerations..........................     14
MANAGEMENT OF THE PORTFOLIO.................................     16
PURCHASE AND SALE OF SHARES.................................     17
    How The Portfolio Values Its Shares.....................     17
    How To Purchase and Sell Shares.........................     17
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     17
DISTRIBUTION ARRANGEMENTS...................................     17
FINANCIAL HIGHLIGHTS........................................     18

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.42%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -16.80
01                                                                              -17.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOCUSED PORTFOLIO RISK The Portfolio invests in a limited number of companies and has more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities and therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the fee paid Alliance by the Portfolio as a percentage of average net assets was 1.00%.

PORTFOLIO MANAGER

Alfred Harrison is the person who is primarily responsible for the day to day management of the Portfolio. Mr. Harrison has held such position since the Portfolio's inception. Mr. Harrison is a Vice Chairman of Alliance Capital Management, the sole general partner of Alliance, with which he has been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investments.........     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Based on average shares outstanding.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                          Growth and Income Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      7
DESCRIPTION OF THE PORTFOLIO................................      8
    Investment Objectives and Principal Policies............      8
    Description of Additional Investment Practices..........      8
    Additional Risk Considerations..........................     13
MANAGEMENT OF THE PORTFOLIO.................................     15
PURCHASE AND SALE OF SHARES.................................     16
    How The Portfolio Values Its Shares.....................     16
    How To Purchase and Sell Shares.........................     16
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     16
DISTRIBUTION ARRANGEMENTS...................................     16
FINANCIAL HIGHLIGHTS........................................     17

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

GROWTH AND INCOME PORTFOLIO

    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.54%, 4th quarter, 2001; and

    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The portfolio invests in FOREIGN SECURITIES and therefore is subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities and will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS.   Fixed-income
securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets was .63%.

PORTFOLIO MANAGERS

Frank Caruso and Paul C. Rissman are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Caruso assumed such position in 2001, and Mr. Rissman has held such position since the Portfolio's inception. Messrs. Caruso and Rissman are Senior Vice Presidents of Alliance Capital Management Corporation, the sole general partner of Alliance, with which they have been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The information reflects the financial results of the Portfolio's Class B shares for the Fund's fiscal year ending December 31, 2001. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                          GROWTH AND INCOME PORTFOLIO

                                                              YEAR ENDED          JUNE 1,
                                                             DECEMBER 31,        1999(A) TO
                                                          -------------------   DECEMBER 31,
                                                            2001       2000         1999
                                                          --------   --------   ------------
Net asset value, beginning of period....................  $  23.06   $  21.76      $21.37
                                                          --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)................................       .16        .18         .07
Net realized and unrealized gain (loss) on investment
  transactions..........................................      (.05)      2.73         .32
                                                          --------   --------      ------
Net increase in net asset value from operations.........       .11       2.91         .39
                                                          --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.13)      (.14)        -0-
Distributions from net realized gain on investments.....     (1.01)     (1.47)        -0-
                                                          --------   --------      ------
Total dividends and distributions.......................     (1.14)     (1.61)        -0-
                                                          --------   --------      ------
Net asset value, end of period..........................  $  22.03   $  23.06      $21.76
                                                          ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).....      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $889,394   $151,739      $7,993
Ratios to average net assets of:
     Expenses...........................................       .92%       .95%        .97%(c)
     Net investment income..............................       .75%       .85%        .55%(c)
Portfolio turnover rate.................................        80%        74%         46%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Based on average shares outstanding.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                U.S. Government/High Grade Securities Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................       4
    Summary of Principal Risks..............................       6
GLOSSARY....................................................       7
DESCRIPTION OF THE PORTFOLIO................................       9
    Investment Objectives and Principal Policies............       9
    Description of Additional Investment Practices..........      10
    Additional Risk Considerations..........................      16
MANAGEMENT OF THE PORTFOLIO.................................      18
PURCHASE AND SALE OF SHARES.................................      19
    How The Portfolio Values Its Shares.....................      19
    How To Purchase and Sell Shares.........................      19
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................      19
DISTRIBUTION ARRANGEMENTS...................................      19
FINANCIAL HIGHLIGHTS........................................      20
APPENDIX A..................................................      22

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

    Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed income securities. The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities and other high grade debt securities. The Portfolio also may invest in investment grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   7.60%      7.18%
67% Lehman Brothers Government Bond Index
33% Lehman Brothers Credit Bond Index.......................   8.28%      8.06%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 2, 1999 for the Portfolio and June 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               10.80
01                                                                                7.60

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 4.55%, 3rd quarter, 2001; and

    WORST QUARTER was 0.00%, 4th quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Interest rate risk generally is greater for those LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities. This risk may be greater for MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - DERIVATIVES RISK The Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio uses derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

    -   ARMS, which are adjustable-rate mortgage securities;

    -   SMRS, which are stripped mortgage-related securities;

    -   CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests primarily (i) in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 20% of its net assets in investment grade corporate debt securities (rated BBB or higher by S&P or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality) including CMOs and other types of debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio also may:

    -   purchase and sell FUTURES CONTRACTS or OPTIONS ON FUTURES CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   invest in qualifying bank deposits;

    -   write or purchase put and call OPTIONS on U.S. Government securities;

    -   enter into REPURCHASE AGREEMENTS;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-RELATED SECURITIES. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, the Portfolio does not rely on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% as discussed with respect to the Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets was .60%.

PORTFOLIO MANAGER

Mathew Bloom is the person who is primarily responsible for the day to day management of the Portfolio. Mr. Bloom assumed the position in 1999. He is a Senior Vice President of Alliance Capital Management with which he has been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The information reflects the financial results of the Portfolio's Class B shares for the fiscal year ending December 31, 2001. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

                                                                YEAR ENDED        JUNE 2,
                                                               DECEMBER 31,      1999(A) TO
                                                              ---------------   DECEMBER 31,
                                                               2001     2000        1999
                                                              ------   ------   ------------
Net asset value, beginning of period........................  $11.64   $11.16      $11.13
                                                              ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e).................................     .55      .63         .33
Net realized and unrealized gain (loss) on investment
  transactions(e)...........................................     .31      .53        (.30)
                                                              ------   ------      ------
Net increase in net asset value from operations.............     .86     1.16         .03
                                                              ------   ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................    (.56)    (.68)        -0-
Net asset value, end of period..............................  $11.94   $11.64      $11.16
                                                              ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(b).........    7.60%   10.84%        .27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $7,031   $3,627      $1,438
Ratios to average net assets of:
     Expenses...............................................    1.14%    1.20%       1.15%(c)
     Net investment income(e)...............................    4.61%    5.67%       5.48%(c)
Portfolio turnover rate.....................................     259%     236%        172%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class B shares was as follows for the Portfolio included below:

                                                   INCREASE
                                                (DECREASE) IN
                                                 NET REALIZED
                                DECREASE IN     AND UNREALIZED
                               NET INVESTMENT   GAIN (LOSS) ON    DECREASE IN RATIO OF NET INVESTMENT
                                 INCOME PER      INVESTMENTS         INCOME TO AVERAGE NET ASSETS
                                   SHARE          PER SHARE            FROM:                TO:
                               --------------   --------------   -----------------   -----------------
U.S. Government High Grade...       (0.03)            0.03              4.86                4.61

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                             Total Return Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      7
DESCRIPTION OF THE PORTFOLIO................................      8
    Investment Objectives and Principal Policies............      8
    Description of Additional Investment Practices..........      8
    Additional Risk Considerations..........................     13
MANAGEMENT OF THE PORTFOLIO.................................     14
PURCHASE AND SALE OF SHARES.................................     15
    How The Portfolio Values Its Shares.....................     15
    How To Purchase and Sell Shares.........................     15
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     15
DISTRIBUTION ARRANGEMENTS...................................     15
FINANCIAL HIGHLIGHTS........................................     16

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

TOTAL RETURN PORTFOLIO

    Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE*

                                                                            SINCE
                                                     1 YEAR    5 YEARS    INCEPTION
                                                     ------    -------    ---------
Portfolio..........................................   2.27%     11.67%      11.24%
60% S&P 500 Index
40% Lehman Brothers Government Credit Bond Index...  -4.09%      9.83%      11.23%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   BAR CHART
[BAR CHART]

92                                                                                0.00
93                                                                                9.70
94                                                                               -3.80
95                                                                               23.70
96                                                                               15.20
97                                                                               21.10
98                                                                               17.00
99                                                                                6.50
00                                                                               12.50
01                                                                                2.30

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 14.38%, 4th quarter, 1998; and

    WORST QUARTER was down -7.22%, 3rd quarter, 2001.

* Because the Class B shares of the Portfolio have not been in existence for a full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolios could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

TOTAL RETURN PORTFOLIO

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance.

The Portfolio also may:

    -   enter into FORWARD COMMITMENTS for up to 30% of its total assets;

    -   write covered call OPTIONS listed on a domestic securities exchange;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS.   Fixed-income
securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance .63% as a percentage of average net assets.

PORTFOLIO MANAGERS

Frank Caruso and Paul C. Rissman are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Caruso has held such position since 2001 and Mr. Rissman has held such position since inception of the Portfolio. Messrs. Caruso and Rissman are Senior Vice Presidents of Alliance Capital Management Corporation, the sole general partner of Alliance, with which they have been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The information reflects the financial results of the Portfolio's Class B shares for the Fund's fiscal year ending December 31, 2001. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                             TOTAL RETURN PORTFOLIO

                                                              OCTOBER 26, 2001(A)
                                                              TO DECEMBER 31, 2001
                                                              --------------------
Net asset value, beginning of period........................         $17.56
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e).................................            .06
Net realized and unrealized gain on investments and foreign
  currency transactions(e)..................................            .03
                                                                     ------
Net increase in net asset value from operations.............            .09
                                                                     ------
Net asset value, end of period..............................         $17.65
                                                                     ======
TOTAL RETURN
Total investment return based on net asset value(b).........            .51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................         $1,570
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements(c)..........           1.00%
    Expenses, before waivers and reimbursements(c)..........           1.00%
    Net investment income(c)(e).............................           1.80%
Portfolio turnover rate.....................................             71%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to the Class A shares was as follows for the Portfolio included below:

                                                               INCREASE (DECREASE)
                                                                 IN NET REALIZED       DECREASE IN RATIO OF
                                             DECREASE IN         AND UNREALIZED        NET INVESTMENT INCOME
                                            NET INVESTMENT       GAIN (LOSS) ON        TO AVERAGE NET ASSETS
                                           INCOME PER SHARE   INVESTMENTS PER SHARE     FROM:         TO:
                                           ----------------   ---------------------   ----------   ----------
Total Return.............................        (0.02)                0.02               2.41         1.80

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            International Portfolio

  This Prospectus describes the Portfolios that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 -
 ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      8
DESCRIPTION OF THE PORTFOLIO................................     10
    Investment Objectives and Principal Policies............     10
    Description of Additional Investment Practices..........     11
    Additional Risk Considerations..........................     15
MANAGEMENT OF THE PORTFOLIO.................................     17
PURCHASE AND SALE OF SHARES.................................     18
    How The Portfolios Values Its Shares....................     18
    How To Purchase and Sell Shares.........................     18
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     18
DISTRIBUTION ARRANGEMENTS...................................     18
FINANCIAL HIGHLIGHTS........................................     19

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

INTERNATIONAL PORTFOLIO

    Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interest outside the U.S., and in foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established international companies, with the potential for growth of capital or income or both. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries. The Portfolio also may invest in other types of securities, including debt securities of foreign issuers when Alliance believes that the total return on these types of securities may equal or exceed the return on equity securities.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, currency risk, interest rate risk, and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE*

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -22.35%    0.38%       5.04%
MSCI EAFE Index...................................  -21.44%    0.90%       6.49%

The average annual total returns in the performance table are for periods ended December 31, 2000. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   BAR CHART*

92                                                                                0.00
93                                                                               21.60
94                                                                                6.70
95                                                                                9.90
96                                                                                7.30
97                                                                                3.30
98                                                                               13.00
99                                                                               40.20
00                                                                              -19.90
01                                                                              -22.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 27.15%, 4th quarter, 1999; and

    WORST QUARTER was down -17.37%, 3rd quarter, 1998.

* Because the Portfolio did not have Class B shares outstanding in the most recent full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater in debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Portfolio's net asset value.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE INDEX is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, and foreign government securities including U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Portfolio is not required to invest exclusively in common stocks or other equity securities. The Portfolio may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

    - buy and sell foreign currencies or enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS for up to 50% of its assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest in ILLIQUID SECURITIES of up to 10% of its total assets; and

    - enter into REPURCHASE AGREEMENTS of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, its may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment of the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolio paid Alliance .61% as a percentage of average net assets, net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of net assets would have been 1.00%

PORTFOLIO MANAGER

Sandra L. Yeager has been the person primarily responsible for the day-to-day management of the Portfolio since 1999. Ms. Yeager is a Senior Vice President of Alliance Capital Management with which she has been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                            INTERNATIONAL PORTFOLIO

                                                              OCTOBER 26, 2001(A)
                                                              TO DECEMBER 31, 2001
                                                              --------------------
Net asset value, beginning of period........................         $11.31
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(e)...................................           (.02)
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................            .39
                                                                     ------
Net increase in net asset value from operations.............            .37
                                                                     ------
Net asset value, end of period..............................         $$11.68
                                                                     ======
TOTAL RETURN
Total investment return based on net asset value(b).........           3.27
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................         $  413
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............           1.20%(c)
    Expenses, before waivers and reimbursements.............           2.26%(c)
    Net investment loss(e)..................................           (.88)%(c)
Portfolio turnover rate.....................................             56%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by the Adviser.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                             Global Bond Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      8
DESCRIPTION OF THE PORTFOLIO................................      9
    Investment Objectives and Principal Policies............      9
    Description of Additional Investment Practices..........     10
    Additional Risk Considerations..........................     14
MANAGEMENT OF THE PORTFOLIO.................................     17
PURCHASE AND SALE OF SHARES.................................     18
    How The Portfolio Values Its Shares.....................     18
    How To Purchase and Sell Shares.........................     18
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     18
DISTRIBUTION ARRANGEMENTS...................................     18
FINANCIAL HIGHLIGHTS........................................     19

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

GLOBAL BOND PORTFOLIO

    Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Portfolio primarily invests in debt securities of U.S. or foreign governments, supranational entities, and U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

    The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality debt securities and normally invests in securities rated in the two highest ratings categories. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

    Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk and currency risk. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -0.55%      1.05%
Salomon World Government Bond Index
  (unhedged in U.S. dollars)................................  -0.99%      0.50%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 16, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                1.00
01                                                                               -0.60

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 6.54%, 3rd quarter, 2001; and
    WORST QUARTER was down -2.70%, 3rd quarter, 2000.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Portfolio's net asset value.

    - FOCUSED PORTFOLIO RISK The Portfolio may have more risk because it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net assets.

    - LEVERAGING RISK When the Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    - DERIVATIVES RISK The Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolio uses derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

    - LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these ILLIQUID SECURITIES at an advantageous price. The Portfolio may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance believes that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance. Its determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

    -   U.S. Government securities;

    -   foreign government or supranational organization debt securities;

    -   corporate debt obligations; and

    -   commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques.

The Portfolio also may:

    -   invest in FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 20% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy.

Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% as discussed with respect to the Portfolio. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and therefore, may experience greater price volatility and significantly lower liquidity than the portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities.

Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance .65% as a percentage of average net assets.

PORTFOLIO MANAGER

Douglas J. Peebles is the person who has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Peebles is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                             GLOBAL BOND PORTFOLIO

                                                                 YEAR ENDED        JULY 16,
                                                                DECEMBER 31,      1999(A) TO
                                                              ----------------   DECEMBER 31,
                                                               2001      2000        1999
                                                              ------    ------   ------------
Net asset value, beginning of period........................  $10.92    $11.23      $10.98
                                                              ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(g).................................     .32       .41(e)       .21(e)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions(g)..........................    (.38)     (.31)        .04
                                                              ------    ------      ------
Net increase (decrease) in net asset value from
  operations................................................    (.06)      .10         .25
                                                              ------    ------      ------
LESS: DIVIDENDS
Dividends from net investment income........................     -0-      (.41)        -0-
Net asset value, end of period..............................  $10.86    $10.92      $11.23
                                                              ======    ======      ======
TOTAL RETURN
Total investment return based on net asset value(b).........    (.55)%     .98%       2.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $7,150    $6,145      $1,770
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............    1.32%     1.31%       1.20%(c)
    Expenses, before waivers and reimbursements.............    1.32%     1.35%       1.34%(c)
    Net investment income(g)................................    3.00%     3.82%(e)      3.96%(c)(e)
Portfolio turnover rate.....................................     101%      372%        183%

------------
(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by the Adviser.

(f) These financial highlights are solely for Class A shares and do not reflect the annual Class B Rule 12b-1 fee of 25% of average daily net assets.

(g) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class B shares was as follows for the Portfolio included below:

                                                   INCREASE
                                                (DECREASE) IN
                                                 NET REALIZED
                                DECREASE IN     AND UNREALIZED    DECREASE IN RATIO OF NET INVESTMENT
                               NET INVESTMENT   GAIN (LOSS) ON       INCOME TO AVERAGE NET ASSETS
                                 INCOME PER      INVESTMENTS           FROM:                TO:
                               --------------   --------------   -------------------------------------
Global Dollar(f).............       (0.01)           (0.01)            10.65               10.63

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                                Growth Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      8
DESCRIPTION OF THE PORTFOLIO................................      9
    Investment Objectives and Principal Policies............      9
    Description of Additional Investment Practices..........     10
    Additional Risk Considerations..........................     16
MANAGEMENT OF THE PORTFOLIO.................................     19
PURCHASE AND SALE OF SHARES.................................     20
    How The Portfolio Values It's Shares....................     20
    How To Purchase and Sell Shares.........................     20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     20
DISTRIBUTION ARRANGEMENTS...................................     20
FINANCIAL HIGHLIGHTS........................................     21

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

    The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -23.65%     -8.92%
Russell 3000 Index..........................................  -11.46%     -4.57%
S&P 500 Index...............................................  -11.89%     -5.74%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -17.80
01                                                                              -23.70

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 16.33%, 4th quarter, 2001; and

    WORST QUARTER was down -23.13%, 1st quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, the Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities.

       This risk may be greater for the Portfolio because it invests a substantial portion of its assets in ASSET-BACKED SECURITIES. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates. Increased interest rate risk also is likely for the Portfolio because it may invest in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY OR IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and PAYMENT-IN-KIND bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities, known as asset-backed securities, involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that of the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS.   Fixed-income
securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolio paid Alliance .75% as a percentage of average net assets.

PORTFOLIO MANAGERS

Jane Mack Gould and Alan Levi are the persons who are primarily responsible for the day-to-day management of the Portfolio and have been since 2000. Ms. Gould and Mr. Levi are Senior Vice Presidents of Alliance Capital Management Corporation, the sole general partner of Alliance, with which they have been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES IT'S SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values it's securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers it's shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on it's shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                                GROWTH PORTFOLIO

                                                                 YEAR ENDED         JUNE 1,
                                                                DECEMBER 31,       1999(A) TO
                                                              -----------------   DECEMBER 31,
                                                               2001      2000         1999
                                                              -------   -------   ------------
Net asset value, beginning of period........................  $ 24.99   $ 33.54      $26.83
                                                              -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d).............................     (.11)      .04        (.03)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................    (5.44)    (5.39)       6.74
                                                              -------   -------      ------
Net increase (decrease) in net asset value from
  operations................................................    (5.55)    (5.35)       6.71
                                                              -------   -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.04)     (.01)        -0-
Distributions from net realized gain on investments.........    (1.85)    (3.19)        -0-
Distributions in excess of net realized gain on
  investments...............................................    (1.23)      -0-         -0-
Return of capital...........................................     (.01)      -0-         -0-
                                                              -------   -------      ------
Total dividends and distributions...........................    (3.13)    (3.20)        -0-
                                                              -------   -------      ------
Net asset value, end of period..............................  $ 16.31   $ 24.99      $33.54
                                                              =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(b).........   (23.65)%  (17.75)%     25.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $94,215   $54,127      $5,707
Ratios to average net assets of:
    Expenses................................................     1.11%     1.08%       1.12%(c)
    Net investment income (loss)............................     (.59)%     .13%       (.20)%(c)
Portfolio turnover rate.....................................      104%       58%         54%

------------
Footnotes:
(a)  Commencement of distribution.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c)  Annualized.
(d)  Based on average shares outstanding.

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                       Worldwide Privatization Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      7
GLOSSARY....................................................      9
DESCRIPTION OF THE PORTFOLIO................................     11
    Investment Objectives and Principal Policies............     11
    Description of Additional Investment Practices..........     12
    Additional Risk Considerations..........................     19
MANAGEMENT OF THE PORTFOLIO.................................     22
PURCHASE AND SALE OF SHARES.................................     23
    How The Portfolio Values Its Shares.....................     23
    How To Purchase and Sell Shares.........................     23
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     23
DISTRIBUTION ARRANGEMENTS...................................     23
FINANCIAL HIGHLIGHTS........................................     24

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

WORLDWIDE PRIVATIZATION PORTFOLIO

    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

    Principal Investment Strategies and Risks: The Portfolio invests under normal circumstances, at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone proratizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Because the Portfolio invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.28%    -23.07%
MSCI World Index (EX-US)....................................  -21.40%    -19.96%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 5, 2000 for the Portfolio and July 31, 2000 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                0.00
01                                                                              -17.30

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.94%, 4th quarter, 2001; and

    WORST QUARTER was down -16.89%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - FOCUSED PORTFOLIO RISK The Portfolio may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other funds, and changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on Portfolio's net asset value.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The Portfolio invests in FOREIGN SECURITIES and therefore is subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

    - enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write OPTIONS ON FUTURE CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of its assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investment in Privatized Enterprises by WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which the Portfolio invests may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

UNRATED SECURITIES. Unrated securities will also be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets was .46%. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio would have been 1.00% as a percentage of net assets.

PORTFOLIO MANAGER

Mark H. Breedon is the person who has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Breedon is Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since prior to 1997. He is also Director and Senior Vice President of Alliance Capital Limited, an indirect wholly-owned subsidiary of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The information reflects the financial results of the Portfolio's Class B shares for the Fund's fiscal year ending December 31, 2001. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                       WORLDWIDE PRIVATIZATION PORTFOLIO

                                                                 YEAR ENDED       JULY 5,
                                                                DECEMBER 31,     2000(A) TO
                                                                ------------    DECEMBER 31,
                                                                    2001            2000
                                                                ------------    ------------
Net asset value, beginning of period........................      $ 15.62         $ 19.09
                                                                  -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d)(e)..........................          .10            (.04)
Net realized and unrealized loss on investment and foreign
  currency transactions.....................................        (2.71)          (3.43)
                                                                  -------         -------
Net decrease in net asset value from operations.............        (2.61)          (3.47)
                                                                  -------         -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................         (.03)            -0-
Distributions from net realized gain on investments.........         (.81)            -0-
                                                                  -------         -------
Total dividends and distributions...........................         (.84)            -0-
                                                                  -------         -------
Net asset value, end of period..............................      $ 12.17         $ 15.62
                                                                  =======         =======
TOTAL RETURN
Total investment return based on net asset value(b).........       (17.28)%        (18.43)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $ 1,092         $   238
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.19%           1.20%(c)
    Expenses, before waivers and reimbursements.............         1.93%           1.80%(c)
    Net investment income (loss)(e).........................          .80%           (.26)%(c)
Portfolio turnover rate.....................................           35%             65%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by the Adviser.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                              Technology Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................    9
    Investment Objectives and Principal Policies............    9
    Description of Additional Investment Practices..........   10
    Additional Risk Considerations..........................   14
MANAGEMENT OF THE PORTFOLIO.................................   16
PURCHASE AND SALE OF SHARES.................................   17
    How The Portfolio Values Its Shares.....................   17
    How To Purchase and Sell Shares.........................   17
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   17
DISTRIBUTION ARRANGEMENTS...................................   17
FINANCIAL HIGHLIGHTS........................................   18

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -25.45%     -7.75%
S&P 500 Index...............................................  -11.89%     -3.63%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolios could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets was 1.00%.

PORTFOLIO MANAGERS

Peter Ananus and Gerald T. Malone are the persons who are primarily responsible for the day-to-day management of the Portfolio and have been since 1992. Mr. Ananus and Mr. Malone are Senior Vice Presidents of Alliance Capital Management Corporation, with which they have been associated since 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                              TECHNOLOGY PORTFOLIO

                                                                                             SEPTEMBER 22,
                                                                YEAR ENDED DECEMBER 31,       1999(A) TO
                                                             -----------------------------   DECEMBER 31,
                                                                 2001            2000            1999
                                                             ------------    -------------   -------------
Net asset value, beginning of period.......................    $  24.90         $ 33.61        $  23.59
                                                               --------         -------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).....................................        (.17)           (.21)(e)        (.05)(e)
Net realized and unrealized gain (loss) on investment
  transactions.............................................       (5.91)          (6.38)          10.07
                                                               --------         -------        --------
Net increase (decrease) in net asset value from
  operations...............................................       (6.08)          (6.59)          10.02
                                                               --------         -------        --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investments........        (.11)          (2.12)            -0-
Distributions in excess of net realized gain on
  investments..............................................       (1.56)            -0-             -0-
Total distributions........................................       (1.67)          (2.12)            -0-
                                                               --------         -------        --------
Net asset value, end of period.............................    $  17.15         $ 24.90        $  33.61
                                                               ========         =======        ========
TOTAL RETURN
Total investment return based on net asset value(b)........      (25.45)%        (21.68)%         42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..................    $179,076         $178,768       $ 10,350
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements............        1.33%           1.31%           1.20%(c)
    Expenses, before waivers and reimbursements............        1.33%           1.33%           1.52%(c)
    Net investment loss....................................        (.92)%          (.66)%(e)       (.64)%(c)(e)
Portfolio turnover rate....................................          40%             61%             64%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by the Adviser.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                                Quasar Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
GLOSSARY....................................................    8
DESCRIPTION OF THE PORTFOLIO................................    9
    Investment Objectives and Principal Policies............    9
    Description of Additional Investment Practices..........   10
    Additional Risk Considerations..........................   14
MANAGEMENT OF THE PORTFOLIO.................................   17
PURCHASE AND SALE OF SHARES.................................   18
    How The Portfolio Values Its Shares.....................   18
    How To Purchase and Sell Shares.........................   18
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   18
FINANCIAL HIGHLIGHTS........................................   19

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

QUASAR PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -12.86%    -14.81%
Russell 2000 Growth Index...................................   -9.23%    -24.43%

The average annual returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from August 11, 2000 for the Portfolio and August 31, 2000 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                0.00
01                                                                              -12.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.38%, 4th quarter, 2001; and

    WORST QUARTER was down -28.09%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolios can be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

        Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the

        Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 15% of its assets in ILLIQUID SECURITIES.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio not will write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Because the Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies the Portfolio will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, if the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolio paid Alliance .82%. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio would have been 1.00% as a percentage of net assets.

PORTFOLIO MANAGER

Bruce Aronow is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2000. Mr. Aronow is a Senior Vice President of Alliance Capital Management Corporation, the sole General Partner of the Adviser, with which he has been associated since 1999. Prior thereto, Mr. Aronow was Vice President of Invesco since 1998 and Vice President LGT Asset Management since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at its current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                                QUASAR PORTFOLIO

                                                               YEAR ENDED     AUGUST 11, 2000(A)
                                                              DECEMBER 31,     TO DECEMBER 31,
                                                                  2001               2000
                                                              ------------    ------------------
Net asset value, beginning of period........................    $ 11.82             $13.00
                                                                -------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(e)...................................       (.09)              (.03)
Net realized and unrealized loss on investment
  transactions..............................................      (1.40)             (1.15)
                                                                -------             ------
Net decrease in net asset value from operations.............      (1.49)             (1.18)
                                                                -------             ------
LESS: DIVIDENDS
Distributions from net realized gain on investments.........       (.26)               -0-
Distributions in excess of net realized gain on
  investments...............................................       (.09)               -0-
                                                                -------             ------
Total distributions.........................................       (.35)               -0-
                                                                -------             ------
Net asset value, end of period..............................    $  9.98             $11.82
                                                                =======             ======
TOTAL RETURN
Total investment return based on net asset value(b).........     (12.86)%            (8.16)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $ 6,835             $  435
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............       1.20%              1.20%(c)
    Expenses, before waivers and reimbursements.............       1.43%              1.41%(c)
    Net investment loss(e)..................................       (.98)%             (.69)%(c)
Portfolio turnover rate.....................................        113%               178%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by the Adviser.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                           P.O. Box 1520
                           Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                           For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                AllianceBernstein International Value Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      7
DESCRIPTION OF THE PORTFOLIO................................      9
    Investment Objectives and Principal Policies............      9
    Description of Additional Investment Practices..........     11
    Additional Risk Considerations..........................     17
MANAGEMENT OF THE PORTFOLIO.................................     20
PURCHASE AND SALE OF SHARES.................................     21
    How The Portfolio Values Its Shares.....................     21
    How To Purchase and Sell Shares.........................     21
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     21
DISTRIBUTION ARRANGEMENTS...................................     21
FINANCIAL HIGHLIGHTS........................................     22

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio will invest primarily in a diversified portfolio of foreign equity securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

    Among the principal risks of investing in the Portfolio are market risk, foreign risk and currency risk. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, it has country or geographic risk. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk.

                     PERFORMANCE INFORMATION AND BAR CHART

    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of 50 to 75 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. Countries are generally weighted in proportion to the size of their stock markets, although the Portfolio may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 100 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in its research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.

The Portfolio does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's team of approximately 40 quantitative analysts builds valuation and risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall fund volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or price momentum is favorable.

The Portfolio may also:

    - invest in DEPOSITARY RECEIPTS, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investment in Smaller, Emerging Companies. The foreign securities in which the Portfolio invests may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact the Portfolio's investments. In the event of certain such actions, the Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance 0% as a percentage of average net assets. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio would have been 1.00%.

PORTFOLIO MANAGERS

Andrew S. Adelson and Kevin F. Simms have been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Adelson is the Chief Investment Officer of International Value Equities and Executive Vice President of Alliance Capital Management Corporation (ACMC), the sole General Partner of the Adviser. He is also currently the Chief Investment Officer of International Investment Management Services at Sanford C. Bernstein & Co. (SCB) with which he has been associated since prior to 1997. Mr. Simms is the Director of Research for International Value and Global Value Equities at ACMC. He is also currently the Director of Research for emerging markets equities at SCB since 1998; prior thereto, he was a research analyst at SCB.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

                                                                 AUGUST 15,
                                                                 2001(E) TO
                                                                DECEMBER 31,
                                                                    2001
                                                                ------------
Net asset value, beginning of period........................       $10.25
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d).................................          .01
Net realized and unrealized loss on investment
  transactions..............................................         (.39)
                                                                   ------
Net decrease in net asset value from operations.............         (.38)
                                                                   ------
Net asset value, end of period..............................       $ 9.87
                                                                   ======
TOTAL RETURN
Total investment return based on net asset value(a).........        (3.71)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................       $1,828
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.20%(b)
    Expenses, before waivers and reimbursements.............         9.31%(b)
    Net investment income(d)................................          .17%(b)
Portfolio turnover rate.....................................           22%

------------
Footnotes:

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)  Annualized.

(c)  Based on average shares outstanding.

(d)  Net of expenses reimbursed or waived by the Adviser.

(e)  Commencement of operations.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                  AllianceBernstein Small Cap Value Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      7
DESCRIPTION OF THE PORTFOLIO................................      9
    Investment Objectives and Principal Policies............      9
    Description of Additional Investment Practices..........     11
    Additional Risk Considerations..........................     16
MANAGEMENT OF THE PORTFOLIO.................................     19
PURCHASE AND SALE OF SHARES.................................     20
    How The Portfolio Values Its Shares.....................     20
    How To Purchase and Sell Shares.........................     20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     20
DISTRIBUTION ARRANGEMENTS...................................     20
FINANCIAL HIGHLIGHTS........................................     21

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, the Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company above are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2002, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance 0% as a percentage of average net assets. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio would have been 1.00%.

PORTFOLIO MANAGER

Andrew Moloff has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Moloff is a Director of Small and Mid Cap Value Equity Research at Alliance Capital Management, the sole General Partner of the Adviser. Mr. Moloff is also the Director of research for the Small-Capitalization U.S. Equity Research Group at Sanford C. Bernstein & Co. with which he has been associated since prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

                                                                   MAY 1,
                                                                 2001(E) TO
                                                                DECEMBER 31,
                                                                    2001
                                                                ------------
Net asset value, beginning of period........................       $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d).................................          .11
Net realized and unrealized gain on investment
  transactions..............................................         1.09
                                                                   ------
Net increase in net asset value from operations.............         1.20
                                                                   ------
Net asset value, end of period..............................       $11.20
                                                                   ======
TOTAL RETURN
Total investment return based on net asset value(a).........        12.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................       $  346
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements(b)..........         1.20%
    Expenses, before waivers and reimbursements(b)..........         3.17%
    Net investment income(b)(d).............................         2.17%
Portfolio turnover rate.....................................           12%

------------
Footnotes:
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(b)  Annualized.
(c)  Based on average shares outstanding.
(d)  Net of expenses reimbursed or waived by the Adviser.
(e)  Commencement of operations.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                       AllianceBernstein Value Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      6
GLOSSARY....................................................      7
DESCRIPTION OF THE PORTFOLIO................................      8
    Investment Objectives and Principal Policies............      8
    Description of Additional Investment Practices..........      9
    Additional Risk Considerations..........................     15
MANAGEMENT OF THE PORTFOLIO.................................     17
PURCHASE AND SALE OF SHARES.................................     18
    How The Portfolio Values Its Shares.....................     18
    How To Purchase and Sell Shares.........................     18
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     18
DISTRIBUTION ARRANGEMENTS...................................     18
FINANCIAL HIGHLIGHTS........................................     19

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. To the extent the Portfolio invests in non-U.S. companies, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Portfolio. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the Portfolio's universe, Bernstein relates the present value of the company's future cash flow, as forecast by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. The Portfolio will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of its investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio invests in foreign securities, including foreign fixed-income securities, and, therefore, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance 0% as a percentage of average net assets. Absent fee waivers and/or reimbursements the fee paid to Alliance by the Portfolio as a percentage of average net assets would have been .75%.

PORTFOLIO MANAGERS

Marilyn G. Fedak and Steven Pisarkiewicz have been primarily responsible for the day to day management of the Portfolio since its inception. Ms. Fedak is a Chief Investment Officer -- U.S. Value Equities and Executive Vice President of Alliance Capital Management Corporation (ACMC). She is the Chief Investment and Chairman of U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co.
(SCB) with which she has been associated since prior to 1997. Mr. Pisarkiewicz is a Senior Portfolio Manager and Chairman of the Structured Equities Investment Policy Group of ACMC's Bernstein Investment Research and Management Unit. Currently, Mr. Pisarkiewicz is the Chief Investment Officer for Structured Equity Services at SCB since 1998. Prior thereto, he was Senior Portfolio Manager for U.S. Equities at SCB since 1997 and managing director of Institutional Services at SCB prior to 1997.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolio. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO

                                                                   MAY 1,
                                                                 2001(E) TO
                                                                DECEMBER 31,
                                                                    2001
                                                                ------------
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d).................................          .08
Net realized and unrealized loss on investment
  transactions..............................................         (.01)
                                                                  -------
Net increase in net asset value from operations.............          .07
                                                                  -------
Net asset value, end of period..............................      $ 10.07
                                                                  =======
TOTAL RETURN
Total investment return based on net asset value(a).........          .70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $27,286
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.20%(b)
    Expenses, before waivers and reimbursements.............         2.47%(b)
    Net investment income(d)................................         1.29%(b)
Portfolio turnover rate.....................................            4%

------------
Footnotes:
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(b)  Annualized.
(c)  Based on average shares outstanding.
(d)  Net of expenses reimbursed or waived by the Adviser.
(e)  Commencement of operations.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                          Growth and Income Portfolio
                              Technology Portfolio
                  AllianceBernstein Small Cap Value Portfolio
                       AllianceBernstein Value Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................     10
    Principal Risks by Portfolio............................     11
GLOSSARY....................................................     12
DESCRIPTION OF THE PORTFOLIOS...............................     14
    Investment Objectives and Principal Policies............     14
    Description of Additional Investment Practices..........     19
    Additional Risk Considerations..........................     25
MANAGEMENT OF THE PORTFOLIOS................................     27
PURCHASE AND SALE OF SHARES.................................     29
    How The Portfolios Value Their Shares...................     29
    How To Purchase and Sell Shares.........................     29
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     29
DISTRIBUTION ARRANGEMENTS...................................     29
FINANCIAL HIGHLIGHTS........................................     30

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 10.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH AND INCOME PORTFOLIO
    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.
    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.
                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.
                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 10.54%, 4th quarter, 2001; and
    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -25.45%     -7.75%
S&P 500 Index...............................................  -11.89%     -3.63%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. The Portfolio's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk. To the extent the Portfolio invests in foreign securities, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. To the extent the Portfolio invests in non-U.S. companies, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                      INDUSTRY/   CAPITAL-   INTEREST             FOCUSED
                             MARKET    SECTOR     IZATION      RATE     CREDIT   PORTFOLIO   FOREIGN   CURRENCY   MANAGEMENT
                              RISK      RISK        RISK       RISK      RISK      RISK       RISK       RISK        RISK
         PORTFOLIO           ------   ---------   --------   --------   ------   ---------   -------   --------   ----------
         ---------
Premier Growth Portfolio...    X                                                     X          X         X           X
Growth and Income
  Portfolio................    X                                X         X                     X         X           X
Technology Portfolio.......    X          X                     X         X                     X         X           X
AllianceBernstein Small Cap
  Value Portfolio..........    X          X          X                                          X         X           X
AllianceBernstein Value
  Portfolio................    X                                                                X         X           X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. In seeking to achieve its objective, the Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2002, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Portfolio's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio and earnings changes to target approximately 300 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its net assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Portfolio. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the Portfolio's universe, Bernstein relates the present value of the company's future cash flow, as forecast by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100%, in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth and Income Portfolio.................................       .63%
Technology Portfolio........................................      1.00%
AllianceBernstein Small Cap Value Portfolio.................         0%
AllianceBernstein Value Portfolio...........................         0%

------------
 * Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2001. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the AllianceBernstein Small Cap Value Portfolio and the AllianceBernstein Value Portfolio would have been 1.00% as a percentage of average net assets.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Growth and Income            Frank Caruso; since 2001; Senior Vice                      *
  Portfolio                  President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
Technology Portfolio         Peter Anastos; since 1992; Senior                          *
                             Vice President of ACMC
                             Gerald T. Malone; since 1992; Senior                       *
                             Vice President of ACMC
AllianceBernstein Small      Andrew Moloff; since inception;          Director of research for the Small-
  Cap Value Portfolio        Director of Small and Mid Cap Value      Capitalization U.S. Equity Research
                             Equity Research at ACMC                  Group at Sanford C. Bernstein & Co.,
                                                                      Inc. (SCB); prior thereto, research
                                                                      analyst at SCB
AllianceBernstein Value      Marilyn G. Fedak; since inception;       Chief Investment Officer and Chairman
  Portfolio                  Chief Investment Officer-U.S. Value      of U.S. Equity Investment Policy
                             Equities and Executive Vice President    Group at SCB
                             of ACMC
                             Steven Pisarkiewicz; since inception;    Chief Investment Officer for
                             Senior Portfolio Manager and Chairman    Structured Equity Services at SCB
                             of the Structured Equities Investment    since 1998; prior thereto, Senior
                             Policy Group of ACMC's Bernstein         Portfolio Manager for U.S. equities
                             Investment Research and Management       at SCB since 1997; previously,
                             unit                                     managing director of Institutional
                                                                      Services at SCB

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total Distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 33.

                          GROWTH AND INCOME PORTFOLIO

                                                              YEAR ENDED          JUNE 1,
                                                             DECEMBER 31,        1999(A) TO
                                                          -------------------   DECEMBER 31,
                                                            2001       2000         1999
                                                          --------   --------   ------------
Net asset value, beginning of period....................  $  23.06   $  21.76      $21.37
                                                          --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)................................       .16        .18         .07
Net realized and unrealized gain on investment
  transactions..........................................      (.05)      2.73         .32
                                                          --------   --------      ------
Net increase in net asset value from operations.........       .11       2.91         .39
                                                          --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.13)      (.14)        -0-
Distributions from net realized gains...................     (1.01)     (1.47)        -0-
                                                          --------   --------      ------
Total dividends and distributions.......................     (1.14)     (1.61)        -0-
                                                          --------   --------      ------
Net asset value, end of period..........................  $  22.03   $  23.06      $21.76
                                                          ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).....      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $889,394   $151,739      $7,993
Ratios to average net assets of:
     Expenses...........................................       .92%       .95%        .97%(c)
     Net investment income..............................       .75%       .85%        .55%(c)
Portfolio turnover rate.................................        80%        74%         46%

------------
See footnotes on page 33.

                              TECHNOLOGY PORTFOLIO

                                                                                             SEPTEMBER 22,
                                                                YEAR ENDED DECEMBER 31,       1999(A) TO
                                                             -----------------------------   DECEMBER 31,
                                                                 2001            2000            1999
                                                             ------------    -------------   -------------
Net asset value, beginning of period.......................    $  24.90        $  33.61        $  23.59
                                                               --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).....................................        (.17)           (.21)(e))       (.05)(e)
Net realized and unrealized gain (loss) on investment
  transactions.............................................       (5.91)          (6.38)          10.07
                                                               --------        --------        --------
Net increase (decrease) in net asset value from
  operations...............................................       (6.08)          (6.59)          10.02
                                                               --------        --------        --------
LESS: DISTRIBUTIONS
Distributions from net realized gains on investments.......        (.11)          (2.12)            -0-
Distributions in excess of net realized gain on
  investments..............................................       (1.56)            -0-             -0-
Total Distributions........................................       (1.67)          (2.12)            -0-
                                                               --------        --------        --------
Net asset value, end of period.............................    $  17.15        $  24.90        $  33.61
                                                               ========        ========        ========
TOTAL RETURN
Total investment return based on net asset value(b)........      (25.45)%        (21.68)%         42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..................    $179,076        $178,768        $ 10,350
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements............        1.33%           1.31%           1.20%(c)
    Expenses, before waivers and reimbursements............        1.33%           1.33%           1.52%(c)
    Net investment loss....................................        (.92)%          (.66)%(e)       (.64)%(c)(e)
Portfolio turnover rate....................................          40%             61%             64%

------------
See footnotes on page 33.

                  ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO

                                                                   MAY 1,
                                                                 2001(F) TO
                                                                DECEMBER 31,
                                                                    2001
                                                                ------------
Net asset value, beginning of period........................       $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e).................................          .11
Net realized and unrealized gain on investment
  transactions..............................................         1.09
                                                                   ------
Net increase in net asset value from operations.............         1.20
                                                                   ------
Net asset value, end of period..............................       $11.20
                                                                   ======
TOTAL RETURN
Total investment return based on net asset value(b).........        12.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................       $  346
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.20%(c)
    Expenses, before waivers and reimbursements.............         3.17%(c)
    Net investment income(e)................................         2.17%(c)
Portfolio turnover rate.....................................           12%

------------
See footnotes on page 33.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO

                                                                   MAY 1,
                                                                 2001(F) TO
                                                                DECEMBER 31,
                                                                    2001
                                                                ------------
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e).................................          .08
Net realized and unrealized loss on investment
  transactions..............................................         (.01)
                                                                  -------
Net increase in net asset value from operations.............          .07
                                                                  -------
Net asset value, end of period..............................      $ 10.07
                                                                  =======
TOTAL RETURN
Total investment return based on net asset value(b).........          .70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $27,286
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.20%(c)
    Expenses, before waivers and reimbursements.............         2.47%(c)
    Net investment income(e)................................         1.29%(c)
Portfolio turnover rate.....................................            4%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by Alliance.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                              Technology Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      7
    Principal Risks by Portfolio............................      8
GLOSSARY....................................................      9
DESCRIPTION OF THE PORTFOLIOS...............................     10
    Investment Objectives and Principal Policies............     10
    Description of Additional Investment Practices..........     12
    Additional Risk Considerations..........................     16
MANAGEMENT OF THE PORTFOLIOS................................     19
PURCHASE AND SALE OF SHARES.................................     21
    How The Portfolios Value Their Shares...................     21
    How To Purchase and Sell Shares.........................     21
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     21
DISTRIBUTION ARRANGEMENTS...................................     21
FINANCIAL HIGHLIGHTS........................................     22

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -25.45%     -7.75%
S&P 500 Index...............................................  -11.89%     -3.63%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                          INDUSTRY/    FOCUSED                         INTEREST
                                 MARKET    SECTOR     PORTFOLIO   FOREIGN   CURRENCY     RATE     CREDIT   MANAGEMENT
                                  RISK      RISK        RISK       RISK       RISK       RISK      RISK       RISK
           PORTFOLIO             ------   ---------   ---------   -------   --------   --------   ------   ----------
           ---------
Premier Growth Portfolio.......    X                      X          X         X                               X
Technology Portfolio...........    X          X                      X         X          X         X          X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Technology Portfolio........................................      1.00%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Technology Portfolio         Peter Anastos; since 1992; Senior                          *
                             Vice President of ACMC
                             Gerald T. Malone; since 1992; Senior                       *
                             Vice President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total Distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 23.

                              TECHNOLOGY PORTFOLIO

                                                                                             SEPTEMBER 22,
                                                                YEAR ENDED DECEMBER 31,       1999(A) TO
                                                             -----------------------------   DECEMBER 31,
                                                                 2001            2000            1999
                                                             ------------    -------------   -------------
Net asset value, beginning of period.......................    $  24.90        $  33.61        $  23.59
                                                               --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).....................................        (.17)           (.21)(e))       (.05)(e)
Net realized and unrealized gain (loss) on investment
  transactions.............................................       (5.91)          (6.38)          10.07
                                                               --------        --------        --------
Net increase (decrease) in net asset value from
  operations...............................................       (6.08)          (6.59)          10.02
                                                               --------        --------        --------
LESS: DISTRIBUTIONS
Distributions from net realized gains on investments.......        (.11)          (2.12)            -0-
Distributions in excess of net realized gain on
  investments..............................................       (1.56)            -0-             -0-
Total Distributions........................................       (1.67)          (2.12)            -0-
                                                               --------        --------        --------
Net asset value, end of period.............................    $  17.15        $  24.90        $  33.61
                                                               ========        ========        ========
TOTAL RETURN
Total investment return based on net asset value(b)........      (25.45)%        (21.68)%         42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..................    $179,076        $178,768        $ 10,350
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements............        1.33%           1.31%           1.20%(c)
    Expenses, before waivers and reimbursements............        1.33%           1.33%           1.52%(c)
    Net investment loss....................................        (.92)%          (.66)%(e)       (.64)%(c)(e)
Portfolio turnover rate....................................          40%             61%             64%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by Alliance.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                                Growth Portfolio
                              Technology Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      8
    Principal Risks by Portfolio............................      9
GLOSSARY....................................................     10
DESCRIPTION OF THE PORTFOLIOS...............................     12
    Investment Objectives and Principal Policies............     12
    Description of Additional Investment Practices..........     14
    Additional Risk Considerations..........................     21
MANAGEMENT OF THE PORTFOLIOS................................     24
PURCHASE AND SALE OF SHARES.................................     25
    How The Portfolios Value Their Shares...................     25
    How To Purchase and Sell Shares.........................     25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     25
DISTRIBUTION ARRANGEMENTS...................................     25
FINANCIAL HIGHLIGHTS........................................     26

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 8.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -23.47%     7.28%      13.98%
Russell 3000 Index................................  -11.46%    10.14%      14.60%
S&P 500 Index.....................................  -11.89%    10.70%      15.33%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   BAR CHART

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 32.47%, 4th quarter, 1998; and

    WORST QUARTER was down -22.30%, 3rd quarter, 2001.

TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -25.45%     -7.75%
S&P 500 Index...............................................  -11.89%     -3.63%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                INDUSTRY/    FOCUSED                                          INTEREST
                       MARKET    SECTOR     PORTFOLIO   CAPITALIZATION   FOREIGN   CURRENCY     RATE     CREDIT   MANAGEMENT
                        RISK      RISK        RISK           RISK         RISK       RISK       RISK      RISK       RISK
      PORTFOLIO        ------   ---------   ---------   --------------   -------   --------   --------   ------   ----------
      ---------
Premier Growth
  Portfolio..........    X                      X                           X         X                               X
Growth Portfolio.....    X                                    X             X         X          X         X          X
Technology
  Portfolio..........    X          X                                       X         X          X         X          X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY OR IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO CLASS and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to AS, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, AND are commonly referred to AS "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and payment-in-kind bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities, known as asset-backed securities, involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth Portfolio............................................       .75%
Technology Portfolio........................................      1.00%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Growth Portfolio             Jack Mack Gould; since 2001; Senior                        *
                             Vice President of ACMC
                             Alan Levi; since 2000; Senior Vice                         *
                             President of ACMC
Technology Portfolio         Peter Anastos; since 1992; Senior                          *
                             Vice President of ACMC
                             Gerald T. Malone; since 1992; Senior                       *
                             Vice President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                   YEAR ENDED          JULY 14,
                                                                  DECEMBER 31,        1999(A) TO
                                                              --------------------   DECEMBER 31,
                                                                2001        2000         1999
                                                              --------    --------   ------------
Net asset value, beginning of period........................  $  31.93    $  40.40     $ 35.72
                                                              --------    --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)       (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)      (6.18)       4.75
                                                              --------    --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)      (6.36)       4.68
                                                              --------    --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)      (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)        -0-         -0-
Total Distributions.........................................     (1.52)      (2.11)        -0-
                                                              --------    --------     -------
Net asset value, end of period..............................  $  25.00    $  31.93     $ 40.40
                                                              ========    ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%    (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266    $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%       1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%      (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%         41%         26%

------------
See footnotes on page 28.

                                GROWTH PORTFOLIO

                                                                  YEAR ENDED         JUNE 1,
                                                                 DECEMBER 31,       1999(A) TO
                                                              ------------------   DECEMBER 31,
                                                               2001       2000         1999
                                                              -------    -------   ------------
Net asset value, beginning of period........................  $ 24.99    $ 33.54      $26.83
                                                              -------    -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d).............................     (.11)       .04        (.03)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................    (5.44)     (5.39)       6.74
                                                              -------    -------      ------
Net increase (decrease) in net asset value from
  operations................................................    (5.55)     (5.35)       6.71
                                                              -------    -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.04)      (.01)        -0-
Distributions from net realized gain on investments.........    (1.85)     (3.19)        -0-
Distributions in excess of net realized gain on
  investments...............................................    (1.23)       -0-         -0-
Return of capital...........................................     (.01)       -0-         -0-
                                                              -------    -------      ------
Total dividends and distributions...........................    (3.13)     (3.20)        -0-
                                                              -------    -------      ------
Net asset value, end of period..............................  $ 16.31    $ 24.99      $33.54
                                                              =======    =======      ======
TOTAL RETURN
Total investment return based on net asset value(b).........   (23.65)%   (17.75)%     25.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $94,215    $54,127      $5,707
Ratios to average net assets of:
    Expenses................................................     1.11%      1.08%       1.12%(c)
    Net investment income (loss)............................     (.59)%      .13%       (.20)%(c)
Portfolio turnover rate.....................................      104%        58%         54%

------------
See footnotes on page 28.

                              TECHNOLOGY PORTFOLIO

                                                                  YEAR ENDED         SEPTEMBER 22,
                                                                 DECEMBER 31,         1999(A) TO
                                                             --------------------    DECEMBER 31,
                                                               2001        2000          1999
                                                             --------    --------    -------------
Net asset value, beginning of period.......................  $  24.90    $  33.61      $  23.59
                                                             --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).....................................      (.17)       (.21)(e))       (.05)(e)
Net realized and unrealized gain (loss) on investment
  transactions.............................................     (5.91)      (6.38)        10.07
                                                             --------    --------      --------
Net increase (decrease) in net asset value from
  operations...............................................     (6.08)      (6.59)        10.02
                                                             --------    --------      --------
LESS: DISTRIBUTIONS
Distributions from net realized gains on investments.......      (.11)      (2.12)          -0-
Distributions in excess of net realized gain on
  investments..............................................     (1.56)        -0-           -0-
Total Distributions........................................     (1.67)      (2.12)          -0-
                                                             --------    --------      --------
Net asset value, end of period.............................  $  17.15    $  24.90      $  33.61
                                                             ========    ========      ========
TOTAL RETURN
Total investment return based on net asset value(b)........    (25.45)%    (21.68)%       42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..................  $179,076    $178,768      $ 10,350
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements............      1.33%       1.31%         1.20%(c)
    Expenses, before waivers and reimbursements............      1.33%       1.33%         1.52%(c)
    Net investment loss....................................      (.92)%      (.66)%(e)       (.64)%(c)(e)
Portfolio turnover rate....................................        40%         61%           64%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by Alliance.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                          Growth and Income Portfolio
                       Worldwide Privatization Portfolio
                              Technology Portfolio
                                Quasar Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................     11
    Principal Risks by Portfolio............................     12
GLOSSARY....................................................     13
DESCRIPTION OF THE PORTFOLIOS...............................     15
    Investment Objectives and Principal Policies............     15
    Description of Additional Investment Practices..........     19
    Additional Risk Considerations..........................     25
MANAGEMENT OF THE PORTFOLIOS................................     29
PURCHASE AND SALE OF SHARES.................................     31
    How The Portfolios Value Their Shares...................     31
    How To Purchase and Sell Shares.........................     31
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     31
DISTRIBUTION ARRANGEMENTS...................................     31
FINANCIAL HIGHLIGHTS........................................     32

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 11.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.42%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -16.80
01                                                                              -17.40

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH AND INCOME PORTFOLIO
    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.
    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.
                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.
                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 10.54%, 4th quarter, 2001; and
    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

WORLDWIDE PRIVATIZATION PORTFOLIO
    Objective: The Portfolio's investment objective is to seek long-term capital appreciation.
    Principal Investment Strategies and Risks: The Portfolio invests under normal circumstances, at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone proratizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.
    The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.
    Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Because the Portfolio invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. The Portfolio is "non-diversified", which means that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.28%    -23.07%
MSCI World Index (EX-US)....................................  -21.40%    -19.96%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 5, 2000 for the Portfolio and July 31, 2000 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                0.00
01                                                                              -17.30

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 10.94%, 4th quarter, 2001; and

    WORST QUARTER was down -16.89%, 3rd quarter, 2001.

TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -25.45%     -7.75%
S&P 500 Index...............................................  -11.89%     -3.63%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

QUASAR PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -12.86%    -14.81%
Russell 2000 Growth Index...................................   -9.23%    -24.43%

The average annual returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from August 11, 2000 for the Portfolio and August 31, 2000 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                0.00
01                                                                              -12.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.38%, 4th quarter, 2001; and

    WORST QUARTER was down -28.09%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT OBLIGATIONS, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

    - COUNTRY OR GEOGRAPHIC RISK This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                         INDUSTRY/   CAPITAL-                        INTEREST             FOCUSED    COUNTRY OR
                                MARKET    SECTOR     IZATION    FOREIGN   CURRENCY     RATE     CREDIT   PORTFOLIO   GEOGRAPHIC
                                 RISK      RISK        RISK      RISK       RISK       RISK      RISK      RISK         RISK
          PORTFOLIO             ------   ---------   --------   -------   --------   --------   ------   ---------   ----------
          ---------
Premier Growth Portfolio......    X                                X         X                               X
Growth and Income Portfolio...    X                                X         X          X         X
Worldwide Privatization
  Portfolio...................    X          X                     X         X          X         X          X           X
Technology Portfolio..........    X          X                     X         X          X         X
Quasar Portfolio..............    X                     X          X         X          X         X

                                MANAGE-
                                 MENT
                                 RISK
          PORTFOLIO             -------
          ---------
Premier Growth Portfolio......     X
Growth and Income Portfolio...     X
Worldwide Privatization
  Portfolio...................     X
Technology Portfolio..........     X
Quasar Portfolio..............     X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that can be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

HIGH-QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

WORLDWIDE PRIVATIZATION PORTFOLIO

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

    -   invest up to 20% of its total assets in RIGHTS OR WARRANTS;

    - write covered call and put OPTIONS, purchase put and call OPTIONS ON SECURITIES of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

    - enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write OPTIONS ON FUTURE CONTRACTS;

    - purchase and write put and call OPTIONS on foreign currencies for hedging purposes;

    -   purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS for up to 30% of its assets;

    -   enter into STANDBY COMMITMENT AGREEMENTS;

    -   enter into CURRENCY SWAPS for hedging purposes;

    - make SHORT SALES "against the box" of securities or maintain a short position of up to 10% of its net assets;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

QUASAR PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all options, 10% of its total assets;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 15% of its assets in ILLIQUID SECURITIES.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

        Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investment in Privatized Enterprises by WORLDWIDE PRIVATIZATION PORTFOLIO. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

UNRATED SECURITIES. Unrated securities will also be considered for investment by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth and Income Portfolio.................................       .63%
Worldwide Privatization Portfolio...........................       .46%
Technology Portfolio........................................      1.00%
Quasar Portfolio............................................       .82%

------------
 * Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2001. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Worldwide Privatization Portfolio and the Quasar Portfolio would have been 1.00% as a percentage of average net assets.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)
Growth and Income            Frank Caruso; since 2001; Senior Vice                      *
  Portfolio                  President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
Worldwide Privatization      Mark H. Breedon; since inception;                          *
  Portfolio                  Vice President of ACMC and Director
                             and Senior Vice President of Alliance
                             Capital Limited***
Technology Portfolio         Peter Anastos; since 1992; Senior                          *
                             Vice President of ACMC
                             Gerald T. Malone; since 1992; Senior                       *
                             Vice President of ACMC
Quasar Portfolio             Bruce Aronow; since 2000; Senior Vice    Associated with Alliance since 1999;
                             President of ACMC                        prior thereto, Vice President of
                                                                      Invesco since 1998, Vice President of
                                                                      LGT Asset Management since prior to
                                                                      1997

------------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

 **  The sole general partner of Alliance.

***  An indirect wholly-owned subsidiary of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investments.........     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratio to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 35.

                          GROWTH AND INCOME PORTFOLIO

                                                              YEAR ENDED          JUNE 1,
                                                             DECEMBER 31,        1999(A) TO
                                                          -------------------   DECEMBER 31,
                                                            2001       2000         1999
                                                          --------   --------   ------------
Net asset value, beginning of period....................  $  23.06   $  21.76      $21.37
                                                          --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)................................       .16        .18         .07
Net realized and unrealized gain (loss) on investment
  transactions..........................................      (.05)      2.73         .32
                                                          --------   --------      ------
Net increase in net asset value from operations.........       .11       2.91         .39
                                                          --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.13)      (.14)        -0-
Distributions from net realized gain on investments.....     (1.01)     (1.47)        -0-
                                                          --------   --------      ------
Total dividends and distributions.......................     (1.14)     (1.61)        -0-
                                                          --------   --------      ------
Net asset value, end of period..........................  $  22.03   $  23.06      $21.76
                                                          ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).....      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $889,394   $151,739      $7,993
Ratios to average net assets of:
     Expenses...........................................       .92%       .95%        .97%(c)
     Net investment income..............................       .75%       .85%        .55%(c)
Portfolio turnover rate.................................        80%        74%         46%

------------
See footnotes on page 35.

                       WORLDWIDE PRIVATIZATION PORTFOLIO

                                                                 YEAR ENDED       JULY 5,
                                                                DECEMBER 31,     2000(A) TO
                                                                ------------    DECEMBER 31,
                                                                    2001            2000
                                                                ------------    ------------
Net asset value, beginning of period........................      $ 15.62         $ 19.09
                                                                  -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d)(e)..........................          .10            (.04)
Net realized and unrealized loss on investment and foreign
  currency transactions.....................................        (2.71)          (3.43)
                                                                  -------         -------
Net decrease in net asset value from operations.............        (2.61)          (3.47)
                                                                  -------         -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................         (.03)            -0-
Distributions from net realized gain on investments.........         (.81)            -0-
                                                                  -------         -------
Total dividends and distributions...........................         (.84)            -0-
                                                                  -------         -------
Net asset value, end of period..............................      $ 12.17         $ 15.62
                                                                  =======         =======
TOTAL RETURN
Total investment return based on net asset value(b).........       (17.28)%        (18.43)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $ 1,092         $   238
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.19%           1.20%(c)
    Expenses, before waivers and reimbursements.............         1.93%           1.80%(c)
    Net investment income (loss)(e).........................          .80%           (.26)%(c)
Portfolio turnover rate.....................................           35%             65%

                              TECHNOLOGY PORTFOLIO

                                                                                        SEPTEMBER 22,
                                                           YEAR ENDED DECEMBER 31,       1999(A) TO
                                                        -----------------------------   DECEMBER 31,
                                                            2001            2000            1999
                                                        ------------    -------------   -------------
Net asset value, beginning of period..................    $  24.90         $ 33.61        $  23.59
                                                          --------         -------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)................................        (.17)           (.21)(e)        (.05)(e)
Net realized and unrealized gain (loss) on investment
  transactions........................................       (5.91)          (6.38)          10.07
                                                          --------         -------        --------
Net increase (decrease) in net asset value from
  operations..........................................       (6.08)          (6.59)          10.02
                                                          --------         -------        --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investments...        (.11)          (2.12)            -0-
Distributions in excess of net realized gain on
  investments.........................................       (1.56)            -0-             -0-
Total distributions...................................       (1.67)          (2.12)            -0-
                                                          --------         -------        --------
Net asset value, end of period........................    $  17.15         $ 24.90        $  33.61
                                                          ========         =======        ========
TOTAL RETURN
Total investment return based on net asset value(b)...      (25.45)%        (21.68)%        42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).............    $179,076         $178,768       $ 10,350
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.......        1.33%           1.31%           1.20%(c)
    Expenses, before waivers and reimbursements.......        1.33%           1.33%           1.52%(c)
    Net investment loss...............................        (.92)%          (.66)%(e)       (.64)%(c)(e)
Portfolio turnover rate...............................          40%             61%             64%

------------
See footnotes on page 35.

                                QUASAR PORTFOLIO

                                                                 YEAR ENDED     AUGUST 11, 2000(A)
                                                                DECEMBER 31,     TO DECEMBER 31,
                                                                    2001               2000
                                                                ------------    ------------------
Net asset value, beginning of period........................      $ 11.82             $13.00
                                                                  -------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(e)...................................         (.09)              (.03)
Net realized and unrealized loss on investment
  transactions..............................................        (1.40)             (1.15)
                                                                  -------             ------
Net decrease in net asset value from operations.............        (1.49)             (1.18)
                                                                  -------             ------
LESS: DIVIDENDS
Distributions from net realized gain on investments.........         (.26)               -0-
Distributions in excess of net realized gain on
  investments...............................................         (.09)               -0-
                                                                  -------             ------
Total distributions.........................................         (.35)               -0-
                                                                  -------             ------
Net asset value, end of period..............................      $  9.98             $11.82
                                                                  =======             ======
TOTAL RETURN
Total investment return based on net asset value(b).........       (12.86)%            (8.16)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $ 6,835             $  435
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.20%              1.20%(c)
    Expenses, before waivers and reimbursements.............         1.43%              1.41%(c)
    Net investment loss(e)..................................         (.98)%             (.69)%(c)
Portfolio turnover rate.....................................          113%               178%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by the Adviser.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                          Growth and Income Portfolio
                              Technology Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      8
    Principal Risks by Portfolio............................      9
GLOSSARY....................................................     10
DESCRIPTION OF THE PORTFOLIOS...............................     11
    Investment Objectives and Principal Policies............     11
    Description of Additional Investment Practices..........     13
    Additional Risk Considerations..........................     18
MANAGEMENT OF THE PORTFOLIOS................................     20
PURCHASE AND SALE OF SHARES.................................     22
    How The Portfolios Value Their Shares...................     22
    How To Purchase and Sell Shares.........................     22
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     22
DISTRIBUTION ARRANGEMENTS...................................     22
FINANCIAL HIGHLIGHTS........................................     23

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 8.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH AND INCOME PORTFOLIO
    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.
    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.
                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.
                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 10.54%, 4th quarter, 2001; and
    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -25.45%     -7.75%
S&P 500 Index...............................................  -11.89%     -3.63%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

        The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                              INDUSTRY/    FOCUSED    INTEREST
                                     MARKET    SECTOR     PORTFOLIO     RATE     CREDIT   FOREIGN   CURRENCY   MANAGEMENT
                                      RISK      RISK        RISK        RISK      RISK     RISK       RISK        RISK
             PORTFOLIO               ------   ---------   ---------   --------   ------   -------   --------   ----------
             ---------
Premier Growth Portfolio...........    X                      X                              X         X           X
Growth and Income Portfolio........    X                                 X         X         X         X           X
Technology Portfolio...............    X          X                      X         X         X         X           X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities.

Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100%, in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth and Income Portfolio.................................       .63%
Technology Portfolio........................................      1.00%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Growth and Income            Frank Caruso; since 2001; Senior Vice                      *
  Portfolio                  President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
Technology Portfolio         Peter Anastos; since 1992; Senior                          *
                             Vice President of ACMC
                             Gerald T. Malone; since 1992; Senior                       *
                             Vice President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total Distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 25.

                          GROWTH AND INCOME PORTFOLIO

                                                                  YEAR ENDED          JUNE 1,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  23.06   $  21.76      $21.37
                                                              --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................       .16        .18         .07
Net realized and unrealized gain on investment
  transactions..............................................      (.05)      2.73         .32
                                                              --------   --------      ------
Net increase in net asset value from operations.............       .11       2.91         .39
                                                              --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................      (.13)      (.14)        -0-
Distributions from net realized gains.......................     (1.01)     (1.47)        -0-
                                                              --------   --------      ------
Total dividends and distributions...........................     (1.14)     (1.61)        -0-
                                                              --------   --------      ------
Net asset value, end of period..............................  $  22.03   $  23.06      $21.76
                                                              ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).........      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $889,394   $151,739      $7,993
Ratios to average net assets of:
    Expenses................................................       .92%       .95%        .97%(c)
    Net investment income...................................       .75%       .85%        .55%(c)
Portfolio turnover rate.....................................        80%        74%         46%

------------
See footnotes on page 25.

                              TECHNOLOGY PORTFOLIO

                                                                                          SEPTEMBER 22,
                                                             YEAR ENDED DECEMBER 31,       1999(A) TO
                                                           ----------------------------   DECEMBER 31,
                                                               2001           2000            1999
                                                           ------------   -------------   -------------
Net asset value, beginning of period.....................    $  24.90        $ 33.61        $  23.59
                                                             --------        -------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)...................................        (.17)          (.21)(e))       (.05)(e)
Net realized and unrealized gain (loss) on investment
  transactions...........................................       (5.91)         (6.38)          10.07
                                                             --------        -------        --------
Net increase (decrease) in net asset value from
  operations.............................................       (6.08)         (6.59)          10.02
                                                             --------        -------        --------
LESS: DISTRIBUTIONS
Distributions from net realized gains on investments.....        (.11)         (2.12)            -0-
Distributions in excess of net realized gain on
  investments............................................       (1.56)           -0-             -0-
Total Distributions......................................       (1.67)         (2.12)            -0-
                                                             --------        -------        --------
Net asset value, end of period...........................    $  17.15        $ 24.90        $  33.61
                                                             ========        =======        ========
TOTAL RETURN
Total investment return based on net asset value(b)......      (25.45)%       (21.68)%         42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................    $179,076        $178,768       $ 10,350
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements..........        1.33%          1.31%           1.20%(c)
    Expenses, before waivers and reimbursements..........        1.33%          1.33%           1.52%(c)
    Net investment loss..................................        (.92)%         (.66)%(e)       (.64)%(c)(e)
Portfolio turnover rate..................................          40%            61%             64%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by Alliance.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                          Growth and Income Portfolio
                              Technology Portfolio
                       AllianceBernstein Value Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    9
    Principal Risks by Portfolio............................   10
GLOSSARY....................................................   11
DESCRIPTION OF THE PORTFOLIOS...............................   13
    Investment Objectives and Principal Policies............   13
    Description of Additional Investment Practices..........   16
    Additional Risk Considerations..........................   22
MANAGEMENT OF THE PORTFOLIOS................................   25
PURCHASE AND SALE OF SHARES.................................   27
    How The Portfolios Value Their Shares...................   27
    How To Purchase and Sell Shares.........................   27
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   27
DISTRIBUTION ARRANGEMENTS...................................   27
FINANCIAL HIGHLIGHTS........................................   28

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 9.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH AND INCOME PORTFOLIO
    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.
    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.
                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.
                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 10.54%, 4th quarter, 2001; and
    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

TECHNOLOGY PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -25.45%     -7.75%
S&P 500 Index...............................................  -11.89%     -3.63%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 22, 1999 for the Portfolio and September 30, 1999 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                              -21.70
01                                                                              -25.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 34.19%, 4th quarter, 2001; and

    WORST QUARTER was down -35.23%, 3rd quarter, 2001.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

    Objective: The Portfolio's investment objective is long-term growth of capital.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. To the extent the Portfolio invests in non-U.S. companies, it may have foreign risk and currency risk.

                     PERFORMANCE INFORMATION AND BAR CHART

    There is no bar chart or performance table for the Portfolio because it has not completed a full calendar year of operations.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INDUSTRY/SECTOR RISK This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                              INDUSTRY/    FOCUSED    INTEREST
                                     MARKET    SECTOR     PORTFOLIO     RATE     CREDIT   FOREIGN   CURRENCY   MANAGEMENT
                                      RISK      RISK        RISK        RISK      RISK     RISK       RISK        RISK
             PORTFOLIO               ------   ---------   ---------   --------   ------   -------   --------   ----------
             ---------
Premier Growth Portfolio...........    X                      X                              X         X           X
Growth and Income Portfolio........    X                                 X         X         X         X           X
Technology Portfolio...............    X          X                      X         X         X         X           X
AllianceBernstein Value
  Portfolio........................    X                                                     X         X           X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

RUSSELL 1000(TM) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

INTERNATIONAL COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

TECHNOLOGY PORTFOLIO

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    - write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    -   invest up to 10% of its total assets in WARRANTS;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCEBERNSTEIN VALUE PORTFOLIO

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Portfolio. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the Portfolio's universe, Bernstein relates the present value of the company's future cash flow, as forecast by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Portfolio may also:

    -   invest up to 20% of its total assets in CONVERTIBLE SECURITIES;

    - write covered put and call OPTIONS and purchase put and call OPTIONS traded on U.S. and foreign security exchanges and over the counter, including OPTIONS on market indices and currencies;

    -   invest up to 15% of its net assets in ILLIQUID SECURITIES;

    -   invest up to 15% of its total assets in FOREIGN SECURITIES;

    -   invest up to 10% of its total assets in RIGHTS AND WARRANTS;

    - enter into FORWARD COMMITMENTS, FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS with respect to securities, indices and currencies;

    - make SHORT SALES of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

    - enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by foreign government entities;

    - enter into CURRENCY SWAPS and FORWARD CURRENCY EXCHANGE CONTRACTS for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets; and

    -   enter into REPURCHASE AGREEMENTS.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into

U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth and Income Portfolio.................................       .63%
Technology Portfolio........................................      1.00%
AllianceBernstein Value Portfolio...........................         0%

------------
 * Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2001. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the AllianceBernstein Value Portfolio would have been 1.00% as a percentage of average net assets.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Growth and Income            Frank Caruso; since 2001; Senior Vice                      *
  Portfolio                  President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
Technology Portfolio         Peter Anastos; since 1992; Senior                          *
                             Vice President of ACMC
                             Gerald T. Malone; since 1992; Senior                       *
                             Vice President of ACMC
AllianceBernstein Value      Marilyn G. Fedak; since inception;       Chief Investment Officer and Chairman
  Portfolio                  Chief Investment Officer-U.S. Value      of U.S. Equity Investment Policy
                             Equities and Executive Vice President    Group at Sanford C. Bernstein & Co.
                             of ACMC                                  (SCB)
                             Steven Pisarkiewicz; since inception;    Chief Investment Officer for
                             Senior Portfolio Manager and Chairman    Structured Equity Services at SCB
                             of the Structured Equities Investment    since 1998; prior thereto, Senior
                             Policy Group of ACMC's Bernstein         Portfolio Manager for U.S. equities
                             Investment Research and Management       at SCB since 1997; previously,
                             unit                                     managing director of Institutional
                                                                      Services at SCB

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total Distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 31.

                          GROWTH AND INCOME PORTFOLIO

                                                                  YEAR ENDED          JUNE 1,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  23.06   $  21.76      $21.37
                                                              --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)....................................       .16        .18         .07
Net realized and unrealized gain on investment
  transactions..............................................      (.05)      2.73         .32
                                                              --------   --------      ------
Net increase in net asset value from operations.............       .11       2.91         .39
                                                              --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................      (.13)      (.14)        -0-
Distributions from net realized gains.......................     (1.01)     (1.47)        -0-
                                                              --------   --------      ------
Total dividends and distributions...........................     (1.14)     (1.61)        -0-
                                                              --------   --------      ------
Net asset value, end of period..............................  $  22.03   $  23.06      $21.76
                                                              ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).........      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $889,394   $151,739      $7,993
Ratios to average net assets of:
    Expenses................................................       .92%       .95%        .97%(c)
    Net investment income...................................       .75%       .85%        .55%(c)
Portfolio turnover rate.....................................        80%        74%         46%

------------
See footnotes on page 31.

                              TECHNOLOGY PORTFOLIO

                                                                  YEAR ENDED        SEPTEMBER 22,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   -------------
Net asset value, beginning of period........................  $  24.90   $  33.61      $ 23.59
                                                              --------   --------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.17)      (.21)(e)       (.05)(e)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.91)     (6.38)       10.07
                                                              --------   --------      -------
Net increase (decrease) in net asset value from
  operations................................................     (6.08)     (6.59)       10.02
                                                              --------   --------      -------
LESS: DISTRIBUTIONS
Distributions from net realized gains on investments........      (.11)     (2.12)         -0-
Distributions in excess of net realized gain on
  investments...............................................     (1.56)       -0-          -0-
Total Distributions.........................................     (1.67)     (2.12)         -0-
                                                              --------   --------      -------
Net asset value, end of period..............................  $  17.15   $  24.90      $ 33.61
                                                              ========   ========      =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (25.45)%   (21.68)%      42.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $179,076   $178,768      $10,350
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............      1.33%      1.31%        1.20%(c)
    Expenses, before waivers and reimbursements.............      1.33%      1.33%        1.52%(c)
    Net investment loss.....................................      (.92)%     (.66)%(e)       (.64)%(c)(e)
Portfolio turnover rate.....................................        40%        61%          64%

------------
See footnotes on page 31.

                       ALLIANCEBERNSTEIN VALUE PORTFOLIO

                                                                 MAY 1,
                                                               2001(F) TO
                                                              DECEMBER 31,
                                                                  2001
                                                              ------------
Net asset value, beginning of period........................    $ 10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)(e).................................        .08
Net realized and unrealized loss on investment
  transactions..............................................       (.01)
                                                                -------
Net increase in net asset value from operations.............        .07
                                                                -------
Net asset value, end of period..............................    $ 10.07
                                                                =======
TOTAL RETURN
Total investment return based on net asset value(b).........        .70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................    $27,286
Ratios to average net assets of:
    Expenses, net of waivers and reimbursements.............       1.20%(c)
    Expenses, before waivers and reimbursements.............       2.47%(c)
    Net investment income(e)................................       1.29%(c)
Portfolio turnover rate.....................................          4%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by Alliance.

(f)  Commencement of operations.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                          Growth and Income Portfolio
                                Growth Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      8
    Principal Risks by Portfolio............................      9
GLOSSARY....................................................     10
DESCRIPTION OF THE PORTFOLIOS...............................     12
    Investment Objectives and Principal Policies............     12
    Description of Additional Investment Practices..........     14
    Additional Risk Considerations..........................     20
MANAGEMENT OF THE PORTFOLIOS................................     24
PURCHASE AND SALE OF SHARES.................................     25
    How The Portfolios Value Their Shares...................     25
    How To Purchase and Sell Shares.........................     25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     25
DISTRIBUTION ARRANGEMENTS...................................     25
FINANCIAL HIGHLIGHTS........................................     26

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 8.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH AND INCOME PORTFOLIO
    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.
    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.
                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.
                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 10.54%, 4th quarter, 2001; and
    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                           SINCE
                                                    1 YEAR    5 YEARS    INCEPTION
                                                    ------    -------    ---------
Portfolio.........................................  -23.47%     7.28%      13.98%
Russell 3000 Index................................  -11.46%    10.14%      14.60%
S&P 500 Index.....................................  -11.89%    10.70%      15.33%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                               35.20
96                                                                               28.50
97                                                                               30.00
98                                                                               28.70
99                                                                               34.50
00                                                                              -17.50
01                                                                              -23.50

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 32.47%, 4th quarter, 1998; and

    WORST QUARTER was down -22.30%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable unrated securities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                           FOCUSED                     INTEREST
                                 MARKET   PORTFOLIO   CAPITALIZATION     RATE     CREDIT   FOREIGN   CURRENCY   MANAGEMENT
                                  RISK      RISK           RISK          RISK      RISK     RISK       RISK        RISK
           PORTFOLIO             ------   ---------   --------------   --------   ------   -------   --------   ----------
           ---------
Premier Growth Portfolio.......    X          X                                               X         X           X
Growth and Income Portfolio....    X                                      X         X         X         X           X
Growth Portfolio...............    X                        X             X         X         X         X           X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

INTEREST-ONLY or IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

GROWTH PORTFOLIO

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Portfolio generally will not invest in securities rated at the time of purchase below Caa- by Moody's or CCC-by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

    -   invest in ZERO COUPON SECURITIES and payment-in-kind bonds;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - buy or sell foreign currencies, OPTIONS ON FOREIGN CURRENCIES, foreign currency futures contracts (and related options) and deal in FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS;

    -   enter into FORWARD COMMITMENTS;

    - buy and sell stock index FUTURES CONTRACTS and OPTIONS on those contracts and on stock indices;

    - purchase and sell FUTURES CONTRACTS and OPTIONS on futures and U.S. Treasury securities;

    -   purchase and sell or write covered call and put OPTIONS;

    -   invest in asset-backed securities;

    -   make LOANS OF PORTFOLIO SECURITIES of up to 25% of its total assets;

    -   invest up to 15% of its total assets in ILLIQUID SECURITIES; and

    -   enter into REPURCHASE AGREEMENTS for up to 25% of its total assets.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities, known as asset-backed securities, involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis". In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100%, in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth and Income Portfolio.................................       .63%
Growth Portfolio............................................       .75%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Growth and Income            Frank Caruso; since 2001; Senior Vice                      *
  Portfolio                  President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
Growth Portfolio             Jack Mack Gould; since 2001; Senior                        *
                             Vice President of ACMC
                             Alan Levi; since 2000; Senior Vice                         *
                             President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total Distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 28.

                          GROWTH AND INCOME PORTFOLIO

                                                              YEAR ENDED          JUNE 1,
                                                             DECEMBER 31,        1999(A) TO
                                                          -------------------   DECEMBER 31,
                                                            2001       2000         1999
                                                          --------   --------   ------------
Net asset value, beginning of period....................  $  23.06   $  21.76      $21.37
                                                          --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)................................       .16        .18         .07
Net realized and unrealized gain on investment
  transactions..........................................      (.05)      2.73         .32
                                                          --------   --------      ------
Net increase in net asset value from operations.........       .11       2.91         .39
                                                          --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.13)      (.14)        -0-
Distributions from net realized gains...................     (1.01)     (1.47)        -0-
                                                          --------   --------      ------
Total dividends and distributions.......................     (1.14)     (1.61)        -0-
                                                          --------   --------      ------
Net asset value, end of period..........................  $  22.03   $  23.06      $21.76
                                                          ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).....      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $889,394   $151,739      $7,993
Ratios to average net assets of:
     Expenses...........................................       .92%       .95%        .97%(c)
     Net investment income..............................       .75%       .85%        .55%(c)
Portfolio turnover rate.................................        80%        74%         46%

------------
See footnotes on page 28.

                                GROWTH PORTFOLIO

                                                                 YEAR ENDED         JUNE 1,
                                                                DECEMBER 31,       1999(A) TO
                                                              -----------------   DECEMBER 31,
                                                               2001      2000         1999
                                                              -------   -------   ------------
Net asset value, beginning of period........................  $ 24.99   $ 33.54      $26.83
                                                              -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(d).............................     (.11)      .04        (.03)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions.............................    (5.44)    (5.39)       6.74
                                                              -------   -------      ------
Net increase (decrease) in net asset value from
  operations................................................    (5.55)    (5.35)       6.71
                                                              -------   -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income........................     (.04)     (.01)        -0-
Distributions from net realized gain on investments.........    (1.85)    (3.19)        -0-
Distributions in excess of net realized gain on
  investments...............................................    (1.23)      -0-         -0-
Return of capital...........................................     (.01)      -0-         -0-
                                                              -------   -------      ------
Total dividends and distributions...........................    (3.13)    (3.20)        -0-
                                                              -------   -------      ------
Net asset value, end of period..............................  $ 16.31   $ 24.99      $33.54
                                                              =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(b).........   (23.65)%  (17.75)%     25.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $94,215   $54,127      $5,707
Ratios to average net assets of:
    Expenses................................................     1.11%     1.08%       1.12%(c)
    Net investment income (loss)............................     (.59)%     .13%       (.20)%(c)
Portfolio turnover rate.....................................      104%       58%         54%

------------
Footnotes:
(a)  Commencement of distribution.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(c)  Annualized.
(d)  Based on average shares outstanding.
(e)  Net of expenses reimbursed or waived by Alliance.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                          Growth and Income Portfolio
                                Quasar Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      8
    Principal Risks by Portfolio............................      9
GLOSSARY....................................................     10
DESCRIPTION OF THE PORTFOLIOS...............................     11
    Investment Objectives and Principal Policies............     11
    Description of Additional Investment Practices..........     13
    Additional Risk Considerations..........................     18
MANAGEMENT OF THE PORTFOLIOS................................     20
PURCHASE AND SALE OF SHARES.................................     22
    How The Portfolios Value Their Shares...................     22
    How To Purchase and Sell Shares.........................     22
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     22
DISTRIBUTION ARRANGEMENTS...................................     22
FINANCIAL HIGHLIGHTS........................................     23

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 8.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH AND INCOME PORTFOLIO
    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.
    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.
                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.
                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 10.54%, 4th quarter, 2001; and
    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

QUASAR PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -12.86%    -14.81%
Russell 2000 Growth Index...................................   -9.23%    -24.43%

The average annual returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from August 11, 2000 for the Portfolio and August 31, 2000 for the Index.

                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                                0.00
01                                                                              -12.90

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.38%, 4th quarter, 2001; and

    WORST QUARTER was down -28.09%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                                            FOCUSED    INTEREST
                                 MARKET   CAPITALIZATION   PORTFOLIO     RATE     CREDIT   FOREIGN   CURRENCY   MANAGEMENT
                                  RISK         RISK          RISK        RISK      RISK     RISK       RISK        RISK
           PORTFOLIO             ------   --------------   ---------   --------   ------   -------   --------   ----------
           ---------
Premier Growth Portfolio.......    X                           X                              X         X           X
Growth and Income Portfolio....    X                                      X         X         X         X           X
Quasar Portfolio...............    X            X                         X         X         X         X           X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NON U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

QUASAR PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call OPTIONS written by others of up to, for all options, 10% of its total assets;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 15% of its assets in ILLIQUID SECURITIES.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS*
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth and Income Portfolio.................................       .63%
Quasar Portfolio............................................       .82%

------------
* Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 2001. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Quasar Portfolio would have been 1.00% as a percentage of net assets.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Growth and Income            Frank Caruso; since 2001; Senior Vice                      *
  Portfolio                  President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC
Quasar Portfolio             Bruce Aronow; since 2000; Senior Vice    Associated with Alliance since 1999;
                             President of ACMC                        prior thereto, Vice President of
                                                                      Invesco since 1998, Vice President of
                                                                      LGT Asset Management since prior to
                                                                      1997

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total Distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 25.

                          GROWTH AND INCOME PORTFOLIO

                                                              YEAR ENDED          JUNE 1,
                                                             DECEMBER 31,        1999(A) TO
                                                          -------------------   DECEMBER 31,
                                                            2001       2000         1999
                                                          --------   --------   ------------
Net asset value, beginning of period....................  $  23.06   $  21.76      $21.37
                                                          --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)................................       .16        .18         .07
Net realized and unrealized gain on investment
  transactions..........................................      (.05)      2.73         .32
                                                          --------   --------      ------
Net increase in net asset value from operations.........       .11       2.91         .39
                                                          --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.13)      (.14)        -0-
Distributions from net realized gains...................     (1.01)     (1.47)        -0-
                                                          --------   --------      ------
Total dividends and distributions.......................     (1.14)     (1.61)        -0-
                                                          --------   --------      ------
Net asset value, end of period..........................  $  22.03   $  23.06      $21.76
                                                          ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).....      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $889,394   $151,739      $7,993
Ratios to average net assets of:
     Expenses...........................................       .92%       .95%        .97%(c)
     Net investment income..............................       .75%       .85%        .55%(c)
Portfolio turnover rate.................................        80%        74%         46%

------------
See footnotes on page 25.

                                QUASAR PORTFOLIO

                                                                 YEAR ENDED     AUGUST 11, 2000(A)
                                                                DECEMBER 31,     TO DECEMBER 31,
                                                                    2001               2000
                                                                ------------    ------------------
Net asset value, beginning of period........................      $ 11.82             $13.00
                                                                  -------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)(e)...................................         (.09)              (.03)
Net realized and unrealized loss on investment
  transactions..............................................        (1.40)             (1.15)
                                                                  -------             ------
Net decrease in net asset value from operations.............        (1.49)             (1.18)
                                                                  -------             ------
LESS: DIVIDENDS
Distributions from net realized gain on investments.........         (.26)               -0-
Distributions in excess of net realized gain on
  investments...............................................         (.09)               -0-
                                                                  -------             ------
Total distributions.........................................         (.35)               -0-
                                                                  -------             ------
Net asset value, end of period..............................      $  9.98             $11.82
                                                                  =======             ======
TOTAL RETURN
Total investment return based on net asset value(b).........       (12.86)%            (8.16)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................      $ 6,835             $  435
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements.............         1.20%              1.20%(c)
    Expenses, before waivers and reimbursements.............         1.43%              1.41%(c)
    Net investment loss(e)..................................         (.98)%             (.69)%(c)
Portfolio turnover rate.....................................          113%               178%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

(e)  Net of expenses reimbursed or waived by the Adviser.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

                                                              CLASS B PROSPECTUS

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2002

                            Premier Growth Portfolio
                          Growth and Income Portfolio

   This Prospectus describes the Portfolios that are available as underlying investments through your variable
 contract. For information about your variable contract, including information about insurance-related
 expenses, see the prospectus for your variable contract which accompanies this
                                  Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      4
    Summary of Principal Risks..............................      7
    Principal Risks by Portfolio............................      8
GLOSSARY....................................................      9
DESCRIPTION OF THE PORTFOLIOS...............................     10
    Investment Objectives and Principal Policies............     10
    Description of Additional Investment Practices..........     11
    Additional Risk Considerations..........................     16
MANAGEMENT OF THE PORTFOLIOS................................     18
PURCHASE AND SALE OF SHARES.................................     20
    How The Portfolios Value Their Shares...................     20
    How To Purchase and Sell Shares.........................     20
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     20
DISTRIBUTION ARRANGEMENTS...................................     20
FINANCIAL HIGHLIGHTS........................................     21

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

PREMIER GROWTH PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

    Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

    Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

    Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................  -17.40%     -9.69%
Russell 1000 Growth Index...................................  -20.47%    -10.31%
S&P 500 Index...............................................  -11.89%     -4.69%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from July 14, 1999 for the Portfolio and July 31, 1999 for the Index.

                                   BAR CHART

92                                                                              0.000000
93                                                                              0.000000
94                                                                              0.000000
95                                                                              0.000000
96                                                                              0.000000
97                                                                              0.000000
98                                                                              0.000000
99                                                                              0.000000
00                                                                            -16.800000
01                                                                            -17.400000

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 14.73%, 4th quarter, 2001; and
    WORST QUARTER was down -18.88%, 3rd quarter, 2001

GROWTH AND INCOME PORTFOLIO
    Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.
    Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.
                     PERFORMANCE INFORMATION AND BAR CHART
                               PERFORMANCE TABLE

                                                                          SINCE
                                                              1 YEAR    INCEPTION
                                                              ------    ---------
Portfolio...................................................   0.15%       5.84%
Russell 1000 Value Index....................................  -5.59%      -1.59%

The average annual total returns in the performance table are for periods ended December 31, 2001. Since Inception return information is from June 1, 1999 for the Portfolio and June 30, 1999 for the Index.
                                   BAR CHART

92                                                                                0.00
93                                                                                0.00
94                                                                                0.00
95                                                                                0.00
96                                                                                0.00
97                                                                                0.00
98                                                                                0.00
99                                                                                0.00
00                                                                               13.60
01                                                                                0.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:
    BEST QUARTER was up 10.54%, 4th quarter, 2001; and
    WORST QUARTER was down -14.13%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to these risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

    - MARKET RISK This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

        Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

    - FOCUSED PORTFOLIO RISK Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All of the Portfolios that invest in FOREIGN SECURITIES are subject to this risk. Investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign Securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

    - MANAGEMENT RISK Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                                                      INTEREST             FOCUSED
                                             MARKET     RATE     CREDIT   PORTFOLIO   FOREIGN   CURRENCY   MANAGEMENT
                                              RISK      RISK      RISK      RISK       RISK       RISK        RISK
                 PORTFOLIO                   ------   --------   ------   ---------   -------   --------   ----------
                 ---------
Premier Growth Portfolio...................    X                              X          X         X           X
Growth and Income Portfolio................    X         X         X                     X         X           X

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for a Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolios can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

PREMIER GROWTH PORTFOLIO

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

    -   invest up to 20% of its net assets in CONVERTIBLE SECURITIES;

    -   invest up to 20% of its total assets in FOREIGN SECURITIES;

    - purchase and sell exchange-traded index OPTIONS and stock index FUTURES CONTRACTS;

    - write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    -   make SHORT SALES "against the box" of up to 15% of its net assets;

    -   invest up to 5% of its net assets in RIGHTS OR WARRANTS;

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES; and

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

GROWTH AND INCOME PORTFOLIO

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality.

The Portfolio also may:

    - purchase and sell financial forward and FUTURES CONTRACTS and OPTIONS on these securities for hedging purposes;

    -   make LOANS OF PORTFOLIO SECURITIES up to 30% of its assets; and

    -   invest up to 10% of its total assets in ILLIQUID SECURITIES.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIOS. The following describes specific derivatives that one or more of the Portfolios may use.

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

RIGHTS AND WARRANTS. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolios are actively managed and a Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2001, totaling more than $455 billion (of which more than $172 billion represented the assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate portfolios, currently have more than 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2001 the Portfolios paid Alliance as a percentage of average net assets:

                                                                FEE AS A
                                                              PERCENTAGE OF
                                                                 AVERAGE
PORTFOLIO                                                      NET ASSETS
---------                                                     -------------
Premier Growth Portfolio....................................      1.00%
Growth and Income Portfolio.................................       .63%

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                    EMPLOYEE; TIME PERIOD;                 PRINCIPAL OCCUPATION DURING
        PORTFOLIO                       TITLE WITH ACMC                        THE PAST FIVE YEARS
        ---------            -------------------------------------    -------------------------------------
Premier Growth Portfolio     Alfred Harrison; since inception;                          *
                             Director and Vice Chairman of
                             Alliance Capital Management
                             Corporation (ACMC)**
Growth and Income            Frank Caruso; since 2001; Senior Vice                      *
  Portfolio                  President of ACMC
                             Paul C. Rissman; since inception;                          *
                             Senior Vice President of ACMC

------------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**  The sole general partner of Alliance.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class B shares of the Portfolio (assuming reinvestment of dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

                            PREMIER GROWTH PORTFOLIO

                                                                  YEAR ENDED          JULY 14,
                                                                 DECEMBER 31,        1999(A) TO
                                                              -------------------   DECEMBER 31,
                                                                2001       2000         1999
                                                              --------   --------   ------------
Net asset value, beginning of period........................  $  31.93   $  40.40     $ 35.72
                                                              --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d)......................................      (.12)      (.18)       (.07)
Net realized and unrealized gain (loss) on investment
  transactions..............................................     (5.29)     (6.18)       4.75
                                                              --------   --------     -------
Net increase (decrease) in net asset value from
  operations................................................     (5.41)     (6.36)       4.68
                                                              --------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gains.......................     (1.38)     (2.11)        -0-
Distributions in excess of net realized gain on
  investments...............................................      (.14)       -0-         -0-
Total Distributions.........................................     (1.52)     (2.11)        -0-
                                                              --------   --------     -------
Net asset value, end of period..............................  $  25.00   $  31.93     $ 40.40
                                                              ========   ========     =======
TOTAL RETURN
Total investment return based on net asset value(b).........    (17.40)%   (16.78)%     13.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................  $572,266   $366,104     $27,124
Ratios to average net assets of:
    Expenses................................................      1.29%      1.30%       1.29%(c)
    Net investment loss.....................................      (.47)%     (.51)%      (.53)%(c)
Portfolio turnover rate.....................................        49%        41%         26%

------------
See footnotes on page 22.

                          GROWTH AND INCOME PORTFOLIO

                                                              YEAR ENDED          JUNE 1,
                                                             DECEMBER 31,        1999(A) TO
                                                          -------------------   DECEMBER 31,
                                                            2001       2000         1999
                                                          --------   --------   ------------
Net asset value, beginning of period....................  $  23.06   $  21.76      $21.37
                                                          --------   --------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(d)................................       .16        .18         .07
Net realized and unrealized gain on investment
  transactions..........................................      (.05)      2.73         .32
                                                          --------   --------      ------
Net increase in net asset value from operations.........       .11       2.91         .39
                                                          --------   --------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....................      (.13)      (.14)        -0-
Distributions from net realized gains...................     (1.01)     (1.47)        -0-
                                                          --------   --------      ------
Total dividends and distributions.......................     (1.14)     (1.61)        -0-
                                                          --------   --------      ------
Net asset value, end of period..........................  $  22.03   $  23.06      $21.76
                                                          ========   ========      ======
TOTAL RETURN
Total investment return based on net asset value(b).....      0.15%     13.59%       1.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...............  $889,394   $151,739      $7,993
Ratios to average net assets of:
     Expenses...........................................       .92%       .95%        .97%(c)
     Net investment income..............................       .75%       .85%        .55%(c)
Portfolio turnover rate.................................        80%        74%         46%

------------
Footnotes:

(a)  Commencement of distribution.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.

For more information about the Portfolios, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                        c/o Alliance Global Investor Services, Inc.
                                P.O. Box 1520
                                Secaucus, NJ 07096-1520

BY PHONE:                      For Information:    (800) 221-5672
                               For Literature:      (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398